EXHIBIT 10.3

Schedule D-1

CHANGE ORDER FORM

(for use when the parties mutually agree upon and execute the Change Order Pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Creole Trail Pipeline – Segment 1	CHANGE ORDER NUMBER: CO 1-009
Project, Preferred Route Single Line Option

OWNER: Cheniere Creole Trail Pipeline, L.P.	DATE OF CHANGE ORDER: 4/30/08

CONTRACTOR: Sunland Construction, Inc.

DATE OF AGREEMENT: March 12, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

To provide materials, equipment, and labor to install 750 sand bags over exposed 42” pipe in Oyster Lake per the attached sketch dated 4/28/08 and the attached cost estimate of 4/29/08.

Adjustment to Estimated Contract Price

The original Estimated Contract Price was	$43,617,209

Net change by previously authorized Change Order (#CO1-001, CO1-002, CO1-003, CO1-004, CO1-005, CO1-006, CO1-007, and CO1-008)	$11,795,612.00

The Estimated Contract Price prior to this Change Order was	$55,412,821.00

The Estimated Contract Price will be increased by this Change Order in the amount of	$69,839.93

The new Estimated Contract Price including this Change Order will be	$55,482,660.93

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Required Mechanical Completion Date will be unchanged by                              Days

The Required Mechanical Completion Date as of the date of this Change Order therefore is April 15, 2008

(attach additional documentation if necessary) No Attachment

The Required Substantial Completion Date will be unchanged by                                  Days

The Required Substantial Completion Date as of the date of this Change Order therefore is May 1, 2008

(attach additional documentation if necessary) No Attachment

The Required Final Completion Date will be unchanged by                                  Days

The Required Final Completion Date as of the date of this Change Order therefore is June 15, 2008

(attach additional documentation if necessary) No Attachment

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previous issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sunland Construction, Inc.
Owner	Contractor

/s/ R. Keith Teague	/s/ Randy P. Matsurin
Name	Name

R. Keith Teague	Project Manager
Title	Title

President, 5/5/08	5-2-08
Date of Signing	Date of Signing

Schedule D-1

CHANGE ORDER FORM

(for use when the parties mutually agree upon and execute the Change Order Pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Creole Trail Pipeline – Segment 1 Project, Preferred Route Single Line Option	CHANGE ORDER NUMBER: CO 1-010
DATE OF CHANGE ORDER: 5/07/08
OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sunland Construction, Inc.

DATE OF AGREEMENT: March 12, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Additional cost to provide materials, equipment, and labor for site work at the Targa Tee near the Williams Plant including rocking and fencing around the valve station per the attached estimate of May 6, 2008.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$43,617,209
Net change by previously authorized Change Order (#CO1-001, CO1-002, CO1-003, CO1-004, CO1-005, CO1-006, CO1-007, CO1-008, and CO11-009)	$11,865,451.93
The Estimated Contract Price prior to this Change Order was	$55,482,660.93
The Estimated Contract Price will be increased by this Change Order in the amount of	$21,845.00
The new Estimated Contract Price including this Change Order will be	$55,504,505.93

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Required Mechanical Completion Date will be unchanged by                                                                   Days

The Required Mechanical Completion Date as of the date of this Change Order therefore is April 15, 2008

(attach additional documentation if necessary)         No Attachment

The Required Substantial Completion Date will be unchanged by                                                              Days

The Required Substantial Completion Date as of the date of this Change Order therefore is May 1, 2008

(attach additional documentation if necessary)         No Attachment

The Required Final Completion Date will be unchanged by                                                                           Days

The Required Final Completion Date as of the date of this Change Order therefore is June 15, 2008

(attach additional documentation if necessary)         No Attachment

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previous issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sunland Construction, Inc.
Owner	Contractor
/s/ Allan T. Bartz	/s/ Randy Maturin
Name	Name
Director EPC	Project Manager
Title	Title
5/28/08	5-22-08
Date of Signing	Date of Signing

D-2

Schedule D-1

CHANGE ORDER FORM

(for use when the parties mutually agree upon and execute the Change Order Pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Creole Trail Pipeline – Segment 1 Project, Preferred Route Single Line Option	CHANGE ORDER NUMBER: CO 1-011
DATE OF CHANGE ORDER: 5/19/08
OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sunland Construction, Inc.

DATE OF AGREEMENT: March 12, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Negotiated global settlement for items 1 through 5 agreed to at the 5/15/08 meeting as outlined in the 5/16/08 spreadsheet attached. The five items include:

Stick Crew Refloat Problems	$0.00
Automatic Crew Refloat Problems	$346,560.00
Stick Crew Shutdown at Williams	$292,176.00
Additional cost for board road	$32,701.89
Install Flowable Fill at JB road	$14,995.12

$686,433.01

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$43,617,209
Net change by previously authorized Change Order (#CO1-001, CO1-002, CO1-003, CO1-004, CO1-005, CO1-006, CO1-007, CO1-008, CO1-009, and CO1-010)	$11,887,296.93
The Estimated Contract Price prior to this Change Order was	$55,504,505.93
The Estimated Contract Price will be increased by this Change Order in the amount of	$686,433.01
The new Estimated Contract Price including this Change Order will be	$56,190,938.94

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Required Mechanical Completion Date will be unchanged by                         Days

The Required Mechanical Completion Date as of the date of this Change Order therefore is April 15, 2008

(attach additional documentation if necessary)         No Attachment

The Required Substantial Completion Date will be unchanged by                         Days

The Required Substantial Completion Date as of the date of this Change Order therefore is May 1, 2008

(attach additional documentation if necessary)         No Attachment

The Required Final Completion Date will be unchanged by                         Days

The Required Final Completion Date as of the date of this Change Order therefore is June 15, 2008

(attach additional documentation if necessary)         No Attachment

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previous issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sunland Construction, Inc.
Owner	Contractor
/s/ R. Keith Teague	/s/ Randy Maturin
Name	Name
President	Project Manager
Title	Title
5-29-2008	5-22-08
Date of Signing	Date of Signing

Schedule D-1

CHANGE ORDER FORM

(for use when the parties mutually agree upon and execute the Change Order Pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Creole Trail Pipeline – Segment 1	CHANGE ORDER NUMBER: CO 1-012
Project, Preferred Route Single Line Option
DATE OF CHANGE ORDER: 5/23/08
OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sunland Construction, Inc.

DATE OF AGREEMENT: March 12, 2007

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Credit of $200,000 for the reduction in material and labor for the rocking and fencing of the MLV 1-3 valve site at MP 18.1 due to the new design.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$43,617,209
Net change by previously authorized Change Order (#CO1-001, CO1-002, CO1-003, CO1-004, CO1-005, CO1-006, CO1-007, CO1-008, CO1-009, CO1-010, and CO1-011)	$12,573,729.94
The Estimated Contract Price prior to this Change Order was	$56,190,938.94
The Estimated Contract Price will be decreased by this Change Order in the amount of	$-200,000.00
The new Estimated Contract Price including this Change Order will be	$55,990,938.94

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Required Mechanical Completion Date will be unchanged by                          Days

The Required Mechanical Completion Date as of the date of this Change Order therefore is April 15, 2008

(attach additional documentation if necessary)     No Attachment

The Required Substantial Completion Date will be unchanged by                          Days

The Required Substantial Completion Date as of the date of this Change Order therefore is May 1, 2008

(attach additional documentation if necessary)     No Attachment

The Required Final Completion Date will be unchanged by                          Days

The Required Final Completion Date as of the date of this Change Order therefore is June 15, 2008

(attach additional documentation if necessary)     No Attachment

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previous issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sunland Construction, Inc.
Owner	Contractor
/s/ R. Keith Teague	/s/ Randy Maturin
Name	Name
President	Project Manager
Title	Title
5/29/08	5/26/08
Date of Signing	Date of Signing